LOAN PARTICIPATION AGREEMENT – BRIDGES AT BEAR CREEK
(UDF III  $8,750,000  Loan to Buffington Land, Ltd. and Len-Buf Land Acquisitions of Texas, L.P.)

This Loan Participation Agreement (this “Agreement”) is entered into effective as of the 8th day of January, 2010 (the “Effective Date”) by and between UNITED DEVELOPMENT FUNDING III, LP, a Delaware limited partnership as lender, agent and assignor (“Agent”), and UNITED DEVELOPMENT FUNDING IV, a Maryland real estate investment trust as assignee and participant (“Participant”).

R E C I T A L S:

A.           Agent made a loan to Buffington Land, Ltd., a Texas limited partnership and Len-Buf Land Acquisitions of Texas, L.P., a Texas limited partnership, as joint and several co-borrowers (collectively, “Borrower”) pursuant to that certain Secured Promissory Note dated effective as of October 28, 2008 in the original principal amount of Eight Million Eight Hundred Seventy-Five Thousand and NO/100 Dollars ($8,750,000.00), issued and executed by Borrower and payable to the order of Agent (as previously modified by that certain First Note and Loan Modification Agreement dated effective as of January 1, 2009, that certain Second Note and Loan Modification Agreement dated effective as of July 17, 2009 and that certain Third Note and Loan Modification Agreement dated effective as of December 31, 2009, the “Note”).

B.           The Loan is evidenced and secured by the following: (i) the Note, (ii) that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed by Borrower to Todd Etter, trustee for the benefit of Agent, and recorded as Document No. 2008156687 in the Real Property Records of Travis County, Texas (the “Deed of Trust”), and (iii) the security agreements, assignments and other agreements or documents, evidencing, securing, or otherwise documenting or giving notice of the Loan and any performance or payment obligations with respect thereto, listed on Exhibit “A”, which is attached hereto and incorporated herein by reference, including, without limitation, all modifications, restructurings, extensions, consolidations and amendments thereof (collectively with the Deed of Trust, the “Loan Documents”).

C.           On the Effective Date, the outstanding principal balance of the Note is $5,007,144.

D.           The Participant desires to purchase participation interest in the Loan, the Note and Loan Documents (the “Participation Interest”) at a value equal to 91% of the appraised value of the real property collateral subject to the Deed of Trust, which Participation Interest shall entitle Participant to receive a 94.74163% right and interest in Loan, the Note and the Loan Documents, and the Agent has agreed to sell and assign the Participation Interest to Participant.

E.           The Participant, as owner of the Participation Interest, desires to appoint the Agent as its agent in connection with all rights and duties of the payee under the Note and the Loan Documents, and to exercise any and all rights that the Participant may have or be entitled to under the Note and the Loan Documents as owner of the Participation Interest, and the Agent has agreed to act as the Participant’s agent with respect to the foregoing transactions.

A G R E E M E N T:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and Participant agree as follows:

1.           Assignment.  For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agent hereby agrees to sell, transfer, assign, and convey, and does hereby sell, transfer, assign, and convey to the Participant, and the Participant hereby agrees to purchase, accept and receive, and does hereby purchase, accept and receive from the Agent, the Participation Interest in the Loan, the Loan Agreement and the Loan Documents, in consideration for the payment of the Purchase Price (as defined in Section 2 below).

2.           Purchase Price.  The Purchase Price to be paid by the Participant for the Participation Interest shall be equal to $4,743,850.00, which amount is equal to 91% of the appraised value of the real property collateral subject to the Deed of Trust .  In respect of the Participation Interest acquired by Participant hereunder, Participant is entitled to receive 94.74163% (its “Pro Rata Share”) of outstanding principal under the Note, together with all accrued interest thereon, in accordance with Section 3 below.

3.           Payments.  Agent shall pay the payments of principal and interest made by Borrower under the Note as follows:

(a)           Interest.  For each payment of interest made by Borrower on the Note, Agent shall pay the Participant its Pro Rata Share of accrued interest paid on the Note based on the Participant’s Participation Interest, promptly upon receipt of such funds by Agent.

(b)           Principal. For each repayment of principal made by Borrower under the Note, Agent shall pay the Participant its Pro Rata Share of principal repaid on the Note based on the Participant’s Participation Interest, promptly upon receipt of such funds by Agent.

(c)           Other Loan Participants.  Agent shall pay Participant its Pro Rata Share, and all other participants in the Loan their proportionate share, of interest and principal concurrently.

(d)           Manner of Payments. Agent shall make all payments hereunder to the Participant by wire transfer.

4.           Appointment of Agent.  The Participant hereby appoints the Agent as its agent with respect to its Participation Interest, and hereby authorizes the Agent on its behalf, and as deemed advisable by the Agent in its sole discretion, to do any and all acts and to make any and all decisions required, contemplated or advisable in connection with the Note and the Loan Documents, including, without limitation,  modification or amendment of the Note and the Loan Documents, and enforcement of the rights and remedies available to the Agent under the Note and the Loan Documents; and the Agent’s powers to act on behalf of the Participant shall be limited solely by the terms and conditions of the Note and the Loan Documents.  Participant shall rely solely upon the Agent with respect to its Participation Interest and the enforcement of its rights under the Note and the Loan Documents, and shall not have any rights separate from the Agent to take any action, make any decision, or enforce any right under the Note and the Loan Documents.

5.           Agreement to be Bound.  Each of the Participant and the Agent hereby accepts, assumes and agrees to be bound by, and to perform in accordance with, all of the terms and provisions of the Note and the Loan Documents, as it may be modified or amended from time to time.

6.           Indemnification by Participant.  The Agent shall not be liable or responsible for, and shall be saved, indemnified and held harmless by the Participant, from and against any and all claims and damages of every kind relating to (a) its performance as Agent hereunder and under the Note and the Loan Documents; (b) the performance or nonperformance of any act by the Agent hereunder and under the Note and the Loan Documents, (c) Borrower’s failure to pay the Note  in full or to comply with any of its obligations under the Note and the Loan Documents, or any "default" or "event of default" by Borrower under the Note and the Loan Documents, or any breach by Borrower of any representation, warranty, covenant or agreement contained in the Note and the Loan Documents, (d) the Agent’s enforcement, or lack of enforcement of any right it may have individually or on behalf of the Participant arising under the Note and the Loan Documents; and (e) the Participant’ loss of its investment in the Participation Interest, in whole or in part, should such loss occur for any reason; provided, however, that Participant shall have no indemnity obligations under this Section 6 to the extent that any claims or damages arise from (1) the gross negligence or willful misconduct of Agent in the following matters: (x) its performance as Agent hereunder and under the Note and the Loan Documents, (y) the performance or nonperformance of any act by the Agent hereunder and under the Note and the Loan Documents, or (z) the Agent’s enforcement, or lack of enforcement of any right it may have individually or on behalf of the Participant arising under the Note and the Loan Documents, or (2) the foreclosure by Wesley J. Brockhoeft or his assigns, or any new or substitute lender providing Agent with a line of credit, of the Note and the Loan Documents or any collateral therefor, or the performance or nonperformance of any act by the Agent or Wesley J. Brockhoeft or his assigns, or any new or substitute lender providing Agent with a line of credit, under or in connection with the Loan Agreement (as such term is defined in Section 8(a)).

7.           Indemnification by  Agent.  The Participant shall not be liable or responsible for, and shall be saved, indemnified and held harmless by the Agent, from and against any and all claims and damages of every kind relating to (1) the gross negligence or willful misconduct of Agent in the following matters: (x) its performance as Agent hereunder and under the Note and the Loan Documents, (y) the performance or nonperformance of any act by the Agent hereunder and under the Note and the Loan Documents, or (z) the Agent’s enforcement, or lack of enforcement of any right it may have individually or on behalf of the Participant arising under the Note and the Loan Documents, or (2) the foreclosure by Wesley J. Brockhoeft or his assigns, or any new or substitute lender providing Agent with a line of credit, of the Note and the Loan Documents or any collateral therefor, or the performance or nonperformance of any act by the Agent or Wesley J. Brockhoeft or his assigns, or any new or substitute lender providing Agent with a line of credit, under or in connection with the Loan Agreement (as such term is defined in Section 8(a)).

8.           Agreements Binding upon Participant; Other Participations.

(a)           The Participation Interest is subject to that certain Loan and Security Agreement executed by Agent in favor of Wesley J. Brockhoeft, as lender to Agent, dated as of September 21, 2009 or any new loan documents evidencing a new or replacement line of credit to Agent from Brockhoeft or any new or substitute lender providing Agent with a line of credit (as such may be amended, modified, renewed, extended, superseded or replaced from time to time, collectively, the “Loan Agreement”).   Nothing herein shall effect or impede the obligations of Agent under the Loan Agreement.  Participant hereby accepts, assumes and agrees to be bound by, all of the terms and provisions of the Loan Agreement as they relate to the Note and the Loan Documents (which are collateral for Agent’s obligations under the Loan Agreement); provided however, that such agreement shall not be deemed to create privity between Participant and Wesley J. Brockhoeft and his assigns, or any new or substitute lender providing Agent with a line of credit.

(b)           The Participation is subject to that certain Intercreditor Agreement executed by Agent and Credit Union Liquidity Services, LLC, a Texas limited liability company, formerly known as Texans Commercial Capital, LLC (“Texans”),which is a lender to Borrower, dated as of September 17, 2008 (as it may be amended, modified, renewed, extended, superseded or replaced from time to time, the “Intercreditor Agreement”).  Nothing herein shall effect or impede the obligations of Agent under the Intercreditor Agreement.  Participant hereby accepts, assumes and agrees to be bound by, all of the terms and provisions of the Intercreditor Agreement as they relate to the Note and Loan Documents; provided however, that such agreement shall not be deemed to create privity between Participant and Texans.

(c)           Participant hereby consents to the participation of other affiliates of Participant or Agent in the Loan, the Note and the Loan Documents, including, without limitation, the participation by United Mortgage Trust in the Loan, the Note and the Loan Documents, upon such terms and conditions as are determined by Agent in its sole discretion.

9.           Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, administrators, successors and assigns; provided, however, that (i) Agent may assign this Agreement and its rights and obligations hereunder to any entity acquiring the Note and Loan Documents with the prior written consent of Participant, and (ii) Participant may not assign or transfer all or any portion of this Agreement and its rights and obligations hereunder without the prior written consent of Agent.

10.           Governing Law.  This Agreement and the rights of Agent and Participant shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to its rules regarding conflict of laws.

11.           Headings.  The headings of the sections in this Agreement are for convenience of reference only and shall have no application in the interpretation of this Agreement.

12.           Exhibits.  The exhibits hereto are incorporated by reference to the same extent as if fully set forth herein.

13.           Severability.  If any provision of this Agreement or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

14.           Further Assurances.  The parties agree to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated by this Agreement.

15.           Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall constitute an original.

16.           Costs of Collection.  Participant shall fund the costs of collection of the Note, including, without limitation, attorney fees and court costs, upon Agent’s request.

17.           Entire Agreement; Amendment.  This Agreement together with its exhibits contain the entire understanding and agreement of Agent and Participant regarding the subject matter hereof and may not in any way be altered, amended or modified except by an instrument in writing signed by Agent and Participant.

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37104/1/315880v2
UDF IV Participation Agreement – Bridges At Bear Creek

IN WITNESS WHEREOF, this Agreement has been executed on this the 8th day of January, 2010, effective for all purposes as of the Effective Date.

AGENT:

UNITED DEVELOPMENT FUNDING III, LP

By:           UMTH Land Development, L.P.
Its:           General Partner

By:           UMT Services, Inc.
Its:           General Partner

By: /s/ Ben Wissink
Name: Ben Wissink
Title: Chief Operating Officer

PARTICIPANT:

UNITED DEVELOPMENT FUNDING IV
a Maryland real estate investment trust

By:	/s/ Ben Wissink
Name: Ben Wissink
Title:	Chief Operating Officer

37104/1/315880v2
UDF IV Participation Agreement – Bridges At Bear Creek

EXHIBIT A

LOAN DOCUMENTS

(see attached)

37104/1/315880v2
UDF IV Participation Agreement – Bridges At Bear Creek